                                                                    EXHIBIT 10.1
                                                                  Execution Copy



                           GOTHIC ENERGY CORPORATION

                          100,000 UNITS CONSISTING OF
                       $100,000,000 PRINCIPAL AMOUNT OF
                         12 1/4% SENIOR NOTES DUE 2004
                                      AND
                  1,400,000 WARRANTS TO PURCHASE COMMON STOCK


                              PURCHASE AGREEMENT
                              ------------------

                               September 2, 1997


Oppenheimer & Co., Inc.
Banc One Capital Corporation
Paribas Corporation
c/o Oppenheimer & Co., Inc.
Oppenheimer Tower
World Financial Center
New York, New York  10281

Ladies and Gentlemen:

     Gothic Energy Corporation, an Oklahoma corporation (the "Company"), proposes to issue and sell to you (the "Initial Purchasers"), upon the terms set forth herein ("this Agreement"), 100,000 units ("Units") consisting of an aggregate $100,000,000 principal amount of the Company's 12 1/4% Senior Notes due 2004 (the "Notes") and 1,400,000 warrants to purchase common stock, par value $.01 per share (the "Common Stock"), of the Company, exercisable on or before September 1, 2004 (the "Warrants"). The Notes will be issued pursuant to an indenture, to be dated as of September 9, 1997 (the "Indenture") by and among the Company, Gothic Gas Corporation, an Oklahoma corporation ("Gothic Gas") and Gothic Energy of Texas, Inc., an Oklahoma corporation ("GE-Tx") (Gothic Gas and GE-Tx being collectively referred to as the "Guarantors"), and The Bank of New York, as trustee (the "Trustee"), substantially in the form previously furnished to you. The Warrants are to be issued pursuant to a warrant agreement, to be dated as of September 9, 1997 (the "Warrant Agreement") by and between the Company and American Stock Transfer & Trust Company, as warrant agent (the "Warrant Agent"), substantially in the form previously furnished to you. Concurrently herewith, the Company, the Guarantors and each of the Initial Purchasers will enter into a Registration Rights Agreement, of even date herewith (the "Registration Rights Agreement"), substantially in the form attached hereto as Exhibit A. Pursuant to the Registration Rights Agreement, the Company and the Guarantors have agreed, among other things, to file with, and cause to be declared effective by, the Securities and Exchange Commission (the "Commission")
(i) a registered exchange offer relating to an offer to exchange the Notes for a like principal amount of debt securities of the Company which have been registered under the Securities Act identical in all material respects to the Notes and (ii) one or more shelf registration statements pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), relating to resales of the Notes, the Warrants and the Warrant Shares (as defined below).

     Capitalized terms not specifically defined herein are defined in the Offering Memorandum referred to below, and used herein as so defined. References to Notes shall include the Guarantees (as defined in the Indenture) of the Guarantors. Warrant Shares means the shares of Common Stock issuable upon exercise of the Warrants. Each Unit shall consist of $1,000 principal amount of the Notes and 14 Warrants. The Notes and the Warrants shall be detachable and separately transferable on or after the Separation Date (as defined in the Registration Rights Agreement).

     1.   Representations and Warranties of the Company and the Guarantors

 .    The Company and the Guarantors, jointly and severally, represent and warrant to each of the Initial Purchasers as follows:


          (a) The Company has prepared and furnished to the Initial Purchasers a preliminary offering memorandum, dated August 12, 1997, with respect to the Units, the Notes and the Warrants that is subject to completion (hereafter, the "Preliminary Memorandum") and is also preparing and furnishing to the Initial Purchasers a final offering memorandum, dated September the date hereof, with respect to the Units, the Notes and the Warrants that includes information with respect to the rate of interest on the Notes and other data (hereafter, the "Definitive Memorandum" and, collectively with the Preliminary Memorandum, the "Offering Memorandum"). The Definitive Memorandum, at the date thereof and at all times thereafter to and including the Closing Date (as hereinafter defined) does not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no
                      --------  -------
representation or warranty as to information contained in or omitted from the Offering Memorandum, as amended or supplemented, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any of the Initial Purchasers specifically for inclusion in the Offering Memorandum. The Preliminary Memorandum, at the date thereof and at all times subsequent thereto to the date hereof, did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued.

          (b) Subsequent to the respective dates as of which information is given in the

Definitive Memorandum, except as set forth in the Definitive Memorandum, there has not been any material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet included in the Definitive Memorandum, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, that are material to the Company and its subsidiaries taken as a whole, except for liabilities or obligations that were incurred or undertaken in the ordinary course of business or that are fully reflected in the Definitive Memorandum.

          (c) This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered by the Company and the Guarantors and each is a valid and binding agreement of the Company and the Guarantors enforceable against them in accordance with their terms, except insofar as (i) such enforcement may be subject to (A) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and (ii) rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto. This Agreement and the Registration Rights Agreement conform in all material respects to the description thereof contained in the Offering Memorandum.

          (d) The execution, delivery, and performance of this Agreement, the Registration Rights Agreement, the Indenture, the Notes, the Guarantees, the Warrant Agreement and the Warrants and the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of the Units, the Notes, the Guarantees, the Warrants and the Warrant Shares, and application of the proceeds of the sale thereof as set forth in the Offering Memorandum, will not (i) conflict with or result in a material breach of any of the terms and provisions of, or constitute a default (or an event that with notice or lapse of time, or both, would constitute a default) or require consent under, or, result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantors, pursuant to the terms of any agreement, instrument, franchise, license or permit to or by which the Company or the Guarantors is a party or may be bound (other than those as to which requisite waivers or consents have been obtained by the Company or the Guarantors), subject, in the case of the performance of the Indenture, to the conflict with or breach of or consent required under the Amended Credit Facility in the event the Company makes a Net Proceeds Offer or a Change of Control Offer under the terms of the Indenture, or (ii) violate or conflict with any provision of the certificate of incorporation, by-laws, or equivalent instruments of the Company or the Guarantors or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or the Guarantors or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or the

Guarantors or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture, the Notes, the Guarantees, the Warrant Agreement and the Warrants, except as may be required for compliance with federal and state securities laws in connection with the purchase of the Units by the Initial Purchasers and performance of the Company's and the Guarantors' obligations under the Registration Rights Agreement.

          (e) Each of the Company and the Guarantors has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has the corporate power and authority required to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

          (f) All of the outstanding shares of capital stock of the Guarantors have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned beneficially and of record by the Company, free and clear of any security interest, claim, lien, or encumbrance. On the Closing Date, there will not be any rights granted to or in favor of any person to acquire, at present or in the future, any such capital stock or other equity interests of the Guarantors. The Guarantors are the only the subsidiaries of the Company. Except for the shares of capital stock of each of the Guarantors owned by the Company, neither the Company nor any subsidiary of the Company owns any shares of stock or any other equity securities of any corporation or has any equity interest in any corporation, partnership, association or other entity.

          (g) The authorized, issued and outstanding capital stock of the Company, as of June 30, 1997, was (i) 100,000,000 shares of Common Stock authorized, of which 13,606,511 shares are issued and outstanding and (ii) 500,000 shares of preferred stock, par value $.05 per share authorized (the "Preferred Stock"), of which 4,490 shares of Cumulative Convertible Preferred Stock, are issued and outstanding. Except for 1,500,000 shares issued to HS Resources, Inc. which shares are to be redeemed on the Closing Date, no additional shares of capital stock of the Company have been authorized or issued since June 30, 1997 except as described in a schedule to Exhibit B attached hereto. As of the Closing Date, all of the outstanding shares of Common Stock will have been duly authorized and validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive or similar rights. As of the Closing Date, except as disclosed in the Offering Memorandum or as set forth in a schedule to Exhibit B attached hereto, there will be no outstanding securities of the Company convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company (other than the outstanding options and warrants hereafter mentioned); there will be no outstanding or authorized options, warrants, calls, subscriptions, rights, commitments or any other agreements of any character obligating the Company to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock; and there will be no agreements with respect to the voting, sale or transfer of any shares of capital stock of the Company to which the Company is a party.

          (h) The Notes have been duly and validly authorized by all necessary corporate action and, when authenticated by the Trustee and issued, sold and delivered by the Company pursuant to this Agreement against payment therefor, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except insofar as such enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and (iii) limitation of provisions of indemnity and contribution by Federal and state securities laws or by the public policy underlying such laws. The Guarantees has been duly authorized by the Guarantors and, upon the due authentication, execution, issuance and delivery of the Notes, will have been duly executed, issued and delivered by the Guarantors and will constitute a valid and binding obligation of the Guarantors, enforceable against the Guarantors in accordance with its terms and entitled to the benefits provided by the Guarantees, except insofar as such enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and (iii) limitation of provisions of indemnity and contribution by Federal and state securities laws or by the public policy underlying such laws. The Notes and the Guarantees, when issued, will conform in all material respects to the description thereof set forth in the Offering Memorandum.

          (i) The Indenture conforms in all material respects to the description thereof set forth in the Offering Memorandum, conforms in all material respects with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), applicable to indentures to be qualified thereunder, has been duly and validly authorized by all necessary corporate action and, when executed and delivered by the Company, the Guarantors and the Trustee, will constitute a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except insofar as such enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (j) The Warrants have been duly and validly authorized by all necessary corporate action, and when countersigned by the Warrant Agent and issued, sold and delivered by the Company pursuant to this Agreement against payment therefor, will have been duly and validly executed, countersigned, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Warrant Agreement, enforceable against the Company in accordance with their terms, except insofar as such enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The Warrants, when issued, will conform in all material respects to the description thereof set forth in the Offering Memorandum. The Warrant Shares have been duly authorized and reserved for issuance by the Company, and when issued, sold and delivered by the Company pursuant to the Warrant Agreement against payment therefor, will be duly and validly issued, fully paid and non-assessable, and free of preemptive rights, and will conform in all material respects to the description of the Warrant Shares contained in the Offering Memorandum.

          (k) The Warrant Agreement conforms in all material respects to the description thereof contained in the Offering Memorandum, has been duly and validly authorized by all necessary corporate action and, when executed and delivered by the Company and the Warrant Agent, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except insofar as such enforcement may be subject to (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (l) Neither the Company nor the Guarantors is in violation of its charter or by-laws or other governing instrument or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which it is a party or by which it or any of its property is bound, except for those defaults that, individually or in the aggregate, would not have a Material Adverse Effect.

          (m) Except as disclosed in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or the Guarantors is a party or of which any of their respective properties or assets is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated, which, in each case, if adversely decided, would have, individually or in the aggregate, a Material Adverse Effect. There is no contract, document, statute or regulation material to the Company and its subsidiaries, taken as a whole, that would be required to be described in the Offering Memorandum if it were a prospectus included in a registration statement on Form S-1 under the Securities Act that is not so described.

          (n) Each of the Company and the Guarantors has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits (collectively, "Licenses") of and from, and has made all declarations and filings with and satisfied all eligibility and other similar requirements imposed by all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, in each case as required for the conduct of the business in which it is engaged, and each such License is in full force and effect, except to the extent that the failure to obtain any such License or to make any such declaration or filing or satisfy any such requirement would not have a Material Adverse Effect. Neither the Company nor the Guarantors has received any notice of proceedings relating to, or has any reason to believe that any governmental body or agency is considering limiting, suspending, modifying or revoking, any such License that would have a Material Adverse Effect.

          (o) Neither the Company nor the Guarantors has received any notice of infringement of or conflict with asserted rights of any third party under any trademark, copyright, patent or license as a consequence of the activities of the Company or any of its subsidiaries, except for infringements or conflicts the remediation of or compensation for which would not have a Material Adverse Effect.

          (p) Coopers & Lybrand L.L.P., whose reports are included in the Offering Memorandum, is an independent public accountant (as defined in the Securities Act) with respect to the Company and the Guarantors.

          (q) The consolidated financial statements of the Company and notes thereto included in and part of the Offering Memorandum present fairly in all material respects the consolidated financial position, results of operations, cash flows and stockholders' equity of the Company and its consolidated subsidiaries (as reflected in such financial statements) in conformity with generally accepted accounting principles ("GAAP") on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and notes have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed therein; the financial statements and notes thereto relating to the HS Properties included in the Offering Memorandum comply as to form with all requirements of the rules promulgated under the Securities Act by the Commission and applicable published policies of the staff of the Commission with respect to financial statements of acquired businesses that would be required in a registration statement on Form SB-2 and present fairly in all material respects the gross revenues and direct operating expenses of the HS Properties in conformity with GAAP on the basis stated therein for the periods presented; and the summary and selected financial data set forth in the Offering Memorandum, in all material respects, present fairly the information purported to be shown thereby at the respective dates or for the respective periods to which they apply and have been prepared on a basis consistent with such financial statements and the books and records of the Company and the other entities as to which such information is shown. The pro forma financial statements of the Company and its subsidiaries included in the Definitive Memorandum have been prepared in accordance with the published rules and regulations of the Commission applicable to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and appropriate to give pro forma effect in all material respects to the transactions or circumstances described therein.

          (r) On June 30, 1997, after giving pro forma effect to the issuance and sale of the Notes pursuant hereto, the Company and the Guarantors would have had an authorized and outstanding capitalization as set forth in the Offering Memorandum under "Capitalization."

          (s) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (an "Investment Company").

          (t) Neither the Company nor any person acting on its behalf (provided that no representation is made as to the Initial Purchasers or any other person acting on their behalf) has offered the Units, the Notes, the Guarantees or the Warrants for sale by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. Neither the Company nor any of its Affiliates has offered the Units, the Notes, the Guarantees or the Warrants to any person except through the Initial Purchasers. Neither the Company nor any person acting on its behalf (provided that no representation is made as to the Initial Purchasers or any other person acting on their behalf) has offered the Units, the Notes, the Guarantees or the Warrants or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Initial Purchasers and not more than 35 other institutional investors. Neither the Company nor any affiliate (as defined in Rule 501(b) under the Securities Act) thereof has, directly or indirectly, or through any agent, within the six months preceding the date hereof, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of the sale of any security of the same or a similar class as the Units, the Notes, the Guarantees or the Warrants, other than to the Initial Purchasers pursuant to this Agreement. With respect to those Units sold in reliance on Regulation S, (A) none of the Company, its affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (B) each of the Company and its affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has complied and will comply with the offering restrictions requirement of Regulation S.

          (u) Since the date of the Preliminary Memorandum, none of the Company, the Guarantors or any affiliate has (i) sold, bid or, purchased or paid any person any compensation for soliciting purchases of the Notes or (ii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, the Guarantors or any of their respective subsidiaries, other than to the Initial Purchasers pursuant to this Agreement.

          (v) Assuming the accuracy and completeness of the Initial Purchasers' representations contained in Section 3 hereof and the Initial Purchasers' compliance with their covenants therein set forth, it is not necessary, in connection with the sale and delivery of the Notes to the Initial Purchasers and the offer and resale of the Notes by the Initial Purchasers, in each case in the manner contemplated by this Agreement and the Offering Memorandum, to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

          (w) Neither the Company nor the Guarantors (i) has violated any environmental, safety, health or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, including, without limitation, the Clean Air Act, as amended, the Clean Water Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Federal Water Pollution Control Act, as amended, the Resource Conservation and Recovery Act, as amended, the Toxic Substances Control Act, as amended, the Oil Pollution Act, as amended, the Occupational Safety and Health Act, as amended, and comparable state and local laws and other safety, health and environmental conservation or protection laws ("Environmental Laws"), the effect of which would be to cause, individually or in the aggregate, a Material Adverse Effect, or (ii) lacks any notices, permits, licenses or other approvals required of them under applicable Environmental Laws or is violating any terms and conditions of any such notice, permit, license or approval, the effect of which would be to cause, individually or in the aggregate, a Material Adverse Effect. Without limitation of the foregoing, there is as of the date hereof no litigation or action pending or, to the best knowledge of the Company, threatened against the Company or the Guarantors relating to any violation of any Environmental Laws with respect to the assets or business of the Company or the Guarantors which is required to be disclosed in the Offering Memorandum, or which might result, individually or in the aggregate, in a Material Adverse Effect.

          (x) Neither the Company nor any of its subsidiaries has violated any Federal, state or local law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, nor any provisions of ERISA or the rules and regulations promulgated thereunder, nor has the Company or the Guarantors engaged in any unfair labor practice, which in each case might result, singly or in the aggregate, in a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against the Company or the Guarantors or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or the Guarantors or, to the best knowledge of the Company, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or the Guarantors or, to the best knowledge of the Company, threatened against the Company or the Guarantors and (iii) to the best knowledge of the Company, no union representation question currently exists with respect to the employees of the Company or the Guarantors and, to the best knowledge of the Company, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, individually or in the aggregate) such as could not have a Material Adverse Effect.

          (y) All material tax returns required to be filed by the Company and the Guarantors in any jurisdiction (including foreign jurisdictions) have been so filed (except to the extent that the failure to make any such filing would not have a Material Adverse Effect), and all taxes, assessments, fees and other charges shown thereon to be due and payable have been paid, other than those being contested in good faith or those currently payable without penalty or interest. The Company does not know of any actual or proposed material additional tax assessments for any fiscal period against it or the Guarantors. None of the Company's nor the Guarantors's tax returns are under audit, and no waivers of the statute of limitations or extensions of time with respect to any tax returns have been granted to the Company or the Guarantors, except such as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (z) The Company and the Guarantors maintain insurance covering their properties, operations, personnel and businesses. In the Company's reasonable judgment, such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and the Guarantors and their businesses. Neither the Company nor the Guarantors has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

          (aa) The Company and the Guarantors have good and defensible title to their interests in oil and gas properties and good and marketable title to all other real and personal property owned by them, in each case free and clear of all liens and defects except such as are described in the Offering Memorandum or would not result in a Material Adverse Effect and do not materially interfere with the use made or proposed to be made of such properties by the Company and the Guarantors; and any real property and buildings held under lease by the Company and the Guarantors (other than oil and gas leases) are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect and do not materially interfere with the use made or proposed to be made of such property and buildings by the Company and the Guarantors. Except to the extent described in the Offering Memorandum, the leases, options to lease, drilling concessions or other arrangements held by the Company and the Guarantors reflect in all material respects the rights of the Company and the Guarantors to develop the unexplored and undeveloped acreage to produce undeveloped oil and natural gas reserves, as described in the Offering Memorandum. The Company and the Guarantors have exercised reasonable diligence, with respect to acquiring or otherwise procuring such leases, options to lease, drilling concessions and other arrangements, although the investigation of record title made by the Company and the Guarantors generally involved no more than a preliminary review of local records, as is customary in the industry.

          (bb) The information which was supplied by the Company to Lee Keeling and Associates, Inc. ("LKA"), independent petroleum engineers, for purposes of evaluating the oil and gas reserves of the Company and the HS Properties as of December 31, 1996 and June 30, 1997, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices, as indicated in the letters of LKA included in the Definitive Memorandum at Annexes A (the "LKA Letter"); LKA was, as of the date of the LKA Letters, and is, as of the date hereof, independent with respect to the Company and the Guarantors; other than normal production of the reserves and intervening product price fluctuations, the Company is not aware of any facts or circumstances that would result in a materially adverse change in the reserves, or the present value of future net cash flows therefrom, as described in the Definitive Memorandum and as reflected in the LKA Letter and the reserve reports referenced therein; estimates of such reserves and present values as described in the Definitive Memorandum and reflected in the LKA Letter and the reserve report referenced therein comply in all material respects to the applicable requirements of Regulation S-X and Industry Guide 2 under the Securities Act. Except as set forth in the Definitive Memorandum, to the knowledge of the Company, there has been no event, trend or condition that would have the effect of materially revising downward the estimates of pro forma proved reserves of the Company as of June 30, 1997.

          (cc) Except as (i) disclosed to the Initial Purchasers in writing,
(ii) disclosed in or contemplated by the Definitive Memorandum or (iii) not required to be disclosed in the Definitive Memorandum, the Company is not engaged in any negotiations, nor is it a party to any existing agreements, arrangements or understandings, with respect to any acquisitions, combinations or dispositions of assets or securities that would be material to the Company and its subsidiaries, taken as a whole.

          (dd) In reliance upon and subject to the accuracy of the representations of the Initial Purchasers contained in Section 3 hereof, neither the execution and delivery of this Agreement and the Registration Rights Agreement nor the sale of the Units to be purchased by the Initial Purchasers is a prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code), with respect to any employee benefit plans sponsored by the Company or the Guarantors, that is not exempt by statute, regulation or class exemption. The Company is in compliance in all material respects with all presently applicable provisions of ERISA; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 (whether or not waived) or 4971 of the Code; and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification except, in each case, for any such event as would not have a Material Adverse Effect.

          (ee) Other than discounts and commissions of the Initial Purchasers as described in the Definitive Memorandum, no fees or commissions will be payable by the Company to any broker, finder or investment banker with respect to the issuance and sale of any of the Units, the Notes, the Guarantees or the Warrants, pursuant to the terms of this Agreement.

          (ff) No statement, representation or warranty made by the Company or the Guarantors in this Agreement, the Registration Rights Agreement or the Warrant Agreement or made in any certificate or document required by any of the foregoing agreements to be delivered by the Company or the Guarantors (or their agents, attorneys or representatives) to the Initial

Purchasers, is, was or will be, when made, inaccurate, untrue or incorrect in any material respect.

          (gg) Neither the Company nor any agent thereof acting on its behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes, the Warrants or the Exchange Notes or the application of proceeds thereof to violate Section 7 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any regulation issued pursuant thereto, including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect now or as the same may hereafter be in effect on the Issue Date.

          (hh) The Notes, when issued, will not be of the same class (within the meaning of Rule 144A under the Securities Act) as other securities of the Company that are listed on a national securities exchange registered under
Section 6 of the Exchange Act, or quoted in a U.S. automated interdealer quotation system of a registered national securities association.

          (ii) The Warrants, when issued, will not be of the same class (within the meaning of Rule 144A under the Securities Act) as other securities of the Company that are listed on a national securities exchange registered under
Section 6 of the Exchange Act, or quoted in a U.S. automated interdealer quotation system of a registered national securities association.

          (jj) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Units or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Units or prevents or suspends the sale of the Units in any jurisdiction referred to in Section 4(e) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

          (kk) There are no holders of securities of the Company, the Guarantors or any of their respective subsidiaries who, by reason of the execution by the Company and the Guarantors of this Agreement, the Registration Rights Agreement, the Indenture, the Notes, the Warrant Agreement or the Warrants, or the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby, have the right to request or demand that the Company, the Guarantors or any of their respective subsidiaries register, under the Securities Act or analogous foreign laws and regulations, securities held by them in connection with the Exchange Offer or the registration of the Warrants or Warrant Shares.

          (ll) None of the Company, the Guarantors or any of their respective subsidiaries intends to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value (if sold on reasonably commercial terms) of the assets of the Company, the Guarantors and their respective subsidiaries, taken as a whole, exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company, the Guarantors and their respective subsidiaries as they become absolute and matured. The assets of the Company, the Guarantors and their respective subsidiaries, taken as a whole, do not constitute unreasonably small capital to carry out the business of the Company, the Guarantors and their respective subsidiaries, taken as a whole, as conducted or as proposed to be conducted. Upon the issuance of the Units, the present fair saleable value (if sold on reasonably commercial terms) of the assets of the Company, the Guarantors and their respective subsidiaries, taken as a whole, will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company, the Guarantors and their respective subsidiaries, taken as a whole, as they become absolute and matured. Upon the issuance of the Units, the assets of the Company, the Guarantors and their respective subsidiaries, taken as a whole, will not constitute unreasonably small capital to carry out their businesses as now conducted, including the capital needs of the Company, the Guarantors and their respective subsidiaries, taking into account the projected capital requirements and capital availability of the Company and its subsidiaries, taken as a whole.

          (mm) Each certificate signed by any officer of the Company and the Guarantors and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company and the Guarantors, as the case may be, to the Initial Purchasers as to the matters covered thereby.

     2.   Purchase, Sale and Delivery of the Units

          (a) Subject to the terms and conditions and in reliance upon the representations, warranties and covenants of the Company, the Guarantors and the Initial Purchasers herein set forth, (i) the Company agrees to sell to the Initial Purchasers and the Initial Purchasers agree to purchase from the Company the number of Units set forth opposite their names on Schedule I hereto, at a price of $965.00 per Unit and (ii) the Guarantors agree to execute and deliver the Guarantees with respect to all Notes sold hereby to the Initial Purchasers. The obligations of the Initial Purchasers under this Section 2(a) are several and not joint.


          (b) Delivery of the Units against payment of the purchase price therefor shall be made at the offices of Andrews & Kurth L.L.P. located at 425 Lexington Avenue, New York, New York 10017, or such other location as may be mutually acceptable to the Initial Purchasers and the Company and the Guarantors. Such delivery and payment shall be made at 8:00 a.m., New York time, on the fifth full business day next following the date of this Agreement, or at such other time as shall be agreed upon by the Initial Purchasers and the Company and the Guarantors. The time and date of such delivery and payment are herein called the "Closing Date." One or more (i) certificates evidencing the Notes registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), or in the name of such other eligible nominee of DTC identified by the Initial Purchasers to the Company and the Guarantors in writing at least two full business days prior to the Closing Date, in the principal amounts corresponding to the aggregate principal amount of the Notes (the "Global Notes") sold to (a) Qualified Institutional Buyers (as defined in Section 3 below) and (b) non-U.S. Persons in offshore transactions within the meaning of Regulation S promulgated under the Securities Act and certificates evidencing one or more individually denominated Notes registered in such names and in such denominations as the Initial Purchasers may request in writing at least two full business days prior to the Closing Date, in the principal amounts corresponding to the aggregate principal amount of the Notes (the "Individual Notes") sold to Accredited Institutions (as defined in
Section 3 below) that are not Qualified Institutional Buyers, shall be delivered to the Initial Purchasers by the Company, against payment of the purchase price therefor by wire transfer of immediately available funds to an account at a bank acceptable to Oppenheimer & Co., Inc. previously designated to Oppenheimer & Co., Inc. by the Company.

          (c) The Company and the Guarantors will permit the Initial Purchasers to examine the Global Notes, the Individual Notes and the Warrant certificates at least one full business day prior to the Closing Date.

          (d) It is understood that each certificate evidencing a Note shall bear a legend substantially to the following effect:

     THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED TO OR FOR THE ACCOUNT OR BENEFIT OF ANY PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) WHICH IS AN INSTITUTION (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IS NOT A U.S. PERSON AND IS PURCHASING IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT AND HAS NOT ENGAGED IN, AND PRIOR TO THE EXPIRATION OF THE 40-DAY RESTRICTED PERIOD PROVIDED FOR IN RULE 903 OF REGULATION S, WILL NOT OFFER OR SELL THESE SECURITIES OR TO A U.S. PERSON OR FOR THE ACCOUNT OF A U.S. PERSON WITHIN THE MEANING OF RULE 902(O) OF REGULATION S IN THE UNITED STATES, (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD AS COMPLIES WITH RULE 144 UNDER THE SECURITIES ACT) AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE OF THIS SECURITY AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (THE "RESALE RESTRICTION TERMINATION DATE") RESELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE ISSUER, (B) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE

     WITH THE RESALE PROVISIONS OF RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A WRITTEN CERTIFICATION CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (COPIES OF SUCH FORM CAN BE OBTAINED FROM THE TRUSTEE), PROVIDED THAT CERTAIN HOLDERS SPECIFIED IN THE INDENTURE MAY NOT TRANSFER THIS SECURITY PURSUANT TO THIS CLAUSE (C) PRIOR TO THE EXPIRATION OF THE "40-DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(C)(3) OF REGULATION S UNDER THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES TO A PERSON OTHER THAN A U.S. PERSON IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE PRIOR TO THE EXPIRATION OF THE "40-DAY RESTRICTED PERIOD" DESCRIBED ABOVE, A CERTIFICATE (WHICH MAY BE OBTAINED FROM THE TRUSTEE) IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE TRUSTEE, (E) PURSUANT TO THE RESALE LIMITATIONS PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
     (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH ACCOUNT BE AT ALL TIMES WITHIN ITS CONTROL AND TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHICH THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS NOT A QUALIFIED INSTITUTIONAL BUYER, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE FOREGOING RESTRICTIONS ON RESALE WILL NOT APPLY SUBSEQUENT TO THE RESALE RESTRICTION TERMINATION DATE.

          (e) It is understood that each certificate evidencing a Warrant shall bear a legend substantially to the following effect:

     THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED TO OR FOR THE ACCOUNT OR BENEFIT OF ANY PERSON EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) WHICH IS AN INSTITUTION (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IS NOT A UNDER THE SECURITIES ACT AND HAS NOT ENGAGED IN, AND PRIOR TO THE EXPIRATION OF THE 40-DAY RESTRICTED PERIOD PROVIDED FOR IN RULE 903 OF REGULATION S, WILL NOT OFFER OR SELL THESE SECURITIES OR TO A U.S. PERSON OR FOR THE ACCOUNT OF A U.S. PERSON WITHIN THE MEANING OF RULE 902(O) OF REGULATION S IN THE UNITED STATES, (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD AS COMPLIES WITH RULE 144 UNDER THE SECURITIES ACT) AFTER THE LATER OF THE DATE OF ORIGINAL ISSUANCE OF THIS SECURITY AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (THE "RESALE RESTRICTION TERMINATION DATE") RESELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE ISSUER, (B) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH THE RESALE PROVISIONS OF RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE WARRANT AGENT A WRITTEN CERTIFICATION CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (COPIES OF SUCH FORM CAN BE OBTAINED FROM THE WARRANT AGENT), PROVIDED THAT CERTAIN HOLDERS SPECIFIED

     IN THE WARRANT AGREEMENT MAY NOT TRANSFER THIS SECURITY PURSUANT TO THIS CLAUSE (C) PRIOR TO THE EXPIRATION OF THE "40-DAY RESTRICTED PERIOD" (WITHIN THE MEANING OF RULE 903(C)(3) OF REGULATION S UNDER THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES TO A PERSON OTHER THAN A U.S. PERSON IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE WARRANT AGREEMENT PRIOR TO THE EXPIRATION OF THE "40-DAY RESTRICTED PERIOD" DESCRIBED ABOVE, A CERTIFICATE (WHICH MAY BE OBTAINED FROM THE WARRANT AGENT) IS DELIVERED BY THE TRANSFEREE TO THE COMPANY AND THE WARRANT AGENT, (E) PURSUANT TO THE RESALE LIMITATIONS PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
     (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (G) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH ACCOUNT BE AT ALL TIMES WITHIN ITS CONTROL AND TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHICH THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS NOT A QUALIFIED INSTITUTIONAL BUYER, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE WARRANT AGENT AND THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE FOREGOING RESTRICTIONS ON RESALE WILL NOT APPLY SUBSEQUENT TO THE RESALE RESTRICTION TERMINATION DATE.

     3.  Offering and Resale of the Units

     The Initial Purchasers have advised the Company and the Guarantors that it is their intention, as promptly as they deem appropriate after the Company and the Guarantors shall have furnished them with copies of the Definitive Memorandum (as specified in Section 4(b) hereof), to resell the Units but only pursuant to the procedures and upon the terms and subject to the conditions set forth in this Agreement and the Definitive Memorandum. Each Initial Purchaser represents and warrants to the Company and the Guarantors that it is a Qualified Institutional Buyer and an Accredited Investor (within the meaning of Rule 501(a) of Regulation D under the Securities Act). In connection therewith, each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company and the Guarantors (A) that the Units have been and will be offered for sale and will be sold by it solely to (i) persons reasonably believed by it to be "Qualified Institutional Buyers" purchasing for their own account or for the account of other Qualified Institutional Buyers within the meaning of Rule 144A under the Securities Act and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Units is aware that such sale is being made in reliance on Rule 144A, (ii) a limited number of persons that are "Accredited Investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that are institutions (each, an "Accredited Institution"), and each of which provides to such Initial Purchaser a letter in the form of Annex B to the Offering Memorandum and/or (iii) persons who are not "U.S. Persons" in "offshore transactions" (as such terms are defined in Regulation S) in reliance on Regulation S promulgated under the Securities Act, and (B) that such Initial Purchaser has not offered and will not offer the Units for sale by means of any general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act or in any manner involving a public distribution or offering of the Units within the meaning of the Securities Act. The Initial Purchasers agree to use their reasonable efforts to deliver a Definitive Memorandum to each person to whom the Units are resold by the Initial Purchasers substantially contemporaneously with the Closing Date.

     4.   Agreements of the Company and the Guarantors

     The Company and the Guarantors agree with the Initial Purchasers as follows:

          (a) The Company and the Guarantors will advise the Initial Purchasers promptly (and, if so requested by the Initial Purchasers, will confirm such advice in writing) of (i) the occurrence, during the period referred to in paragraph (d) below, of any event of which the Company and the Guarantors have knowledge that makes any statement of a material fact made in the Definitive Memorandum untrue or that requires the addition of any statement of a material fact to, or other material change in, the Definitive Memorandum in order to make the statements therein, in light of the circumstances existing when it is delivered to a purchaser, not misleading and (ii) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Units, the Notes or the Warrants for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority.

          (b) The Company and the Guarantors will furnish to the Initial Purchasers and to those persons whom the Initial Purchasers identify to the Company and the Guarantors such number of copies of the Definitive Memorandum, and any amendments thereof or supplements thereto, as the Initial Purchasers may reasonably request.

          (c) The Company and the Guarantors (i) will not make any amendment of or supplement to the Offering Memorandum regarding which the Initial Purchasers shall not previously have been consulted or use any such proposed amendment or supplement to which the Initial Purchasers shall reasonably and in good faith object and (ii) shall promptly prepare, upon the Initial Purchasers' request, any amendment or supplement to the Offering Memorandum that in the opinion of counsel to the Initial Purchasers may be necessary or advisable in connection with resales by the Initial Purchasers pursuant to the procedures and upon the terms and subject to the conditions set forth in the Offering Memorandum.

          (d) If, during the period from the date of the Definitive Memorandum through the Closing Date, and for so long thereafter as in the opinion of the Initial Purchasers' counsel the Definitive Memorandum is required to be delivered in connection with resales of the Units by the Initial Purchasers, any event shall occur as a result of which it becomes necessary to amend or supplement the Definitive Memorandum in order that the Definitive Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing when the Definitive Memorandum is or is to be delivered to a purchaser, or if it becomes necessary to amend or supplement the Definitive Memorandum to comply with any law, the Company and the Guarantors promptly will prepare an appropriate amendment of or supplement to the Definitive Memorandum so that the Definitive Memorandum, as so amended or supplemented, does not include such untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading, in light of the circumstances existing when it is so delivered, or so that the Definitive Memorandum will comply with law, and the Company and the Guarantors will furnish to the Initial Purchasers such number of copies thereof as they reasonably may request.

          (e) The Company and the Guarantors will cooperate with the Initial Purchasers and their counsel in connection with the registration or qualification of the Units, the Notes, the Guarantees, the Warrants and the Warrant Shares under the securities or "Blue Sky" laws of such jurisdictions as they may request, will continue such qualification in effect for so long as required to permit the continuance of sales of and dealings in those securities within such jurisdictions to complete the resale by them of all of the Units as specified in Section 3 hereof, and will file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that in connection therewith neither the Company nor the Guarantors shall be required to qualify as a foreign corporation or broker-dealer or to file any general consent to service of process in any jurisdiction in which it is not already so qualified or subject.

          (f) So long as any of the Units, the Notes, the Guarantees, the Warrants and the Warrant Shares are outstanding but in any event for a period of not more than five years from the date hereof, the Company and the Guarantors will furnish to the Initial Purchasers as soon as available a copy of each report mailed by the Company and the Guarantors to holders of Common Stock of the Company and the Guarantors or filed by the Company and the Guarantors with the Commission, whether such report or filing is required by the Indenture or otherwise, and such other publicly available information concerning the Company and the Guarantors as the Initial Purchasers reasonably may request.

          (g) So long as and at any time that any of the Units, the Notes, the Guarantees, the Warrants and the Warrant Shares are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act and the Company (or the Guarantors, if applicable) is not subject to Section 13 or 15(d) of the Exchange Act, the Company and the Guarantors, upon request of any holder of any of the Units, the Notes, the Guarantees, the Warrants and the Warrant Shares will furnish to such holder, and to any prospective purchaser or purchasers of any of the Units, the Notes, the Guarantees, the Warrants and the Warrant Shares, designated by such holder, information satisfying the requirements of subsection
(d)(4)(i) of Rule 144A under the Securities Act.

          (h) The Company and the Guarantors will use their best efforts, and will cooperate with the Initial Purchasers, to cause the Units, Notes and Warrants to be eligible for inclusion in the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market of the National Association of Securities Dealers, Inc. ("NASD").

          (i) The Company and the Guarantors will not, and will not authorize or knowingly permit any person acting on their behalf to, offer to sell or solicit offers to buy any of the Units, the Notes, the Guarantees, the Warrants or the Warrant Shares by means of any form of general solicitation or general advertising within the meaning of Section 502(c) under Regulation D under the Securities Act or in any manner involving a public offering or distribution of the Units, the Notes, the Guarantees, the Warrants or the Warrant Shares within the meaning of the Securities Act.

          (j) The Company and the Guarantors shall not take any action or omit to take any action, which taking or omission, as the case may be, would result in the Company and the Guarantors, or any of them, becoming an "investment company" or a company controlled by an "investment company" within the meaning of, or require any or all of the Company and the Guarantors to register as an "investment company" under, the Investment Company Act.

          (k) Whether or not the transaction contemplated by this Agreement is consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company and the Guarantors hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the preparation (including, without limitation, duplication costs) and delivery of all preliminary and final Blue Sky Memoranda and all other agreements, memoranda, correspondence and all other documents prepared and delivered in connection herewith and with resales by the Initial Purchasers (other than the cost of preparation of this Agreement and the Registration Rights Agreement), (iii) the issuance, transfer and delivery of the Units, the Notes, the Guarantees, the Warrants and the Warrant Shares to the Initial Purchasers, (iv) the qualification or registration of the Units, the Notes, the Guarantees, the Warrants and the Warrant Shares for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a preliminary and final Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto), (v) furnishing such copies of the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with resales by the Initial Purchasers, (vi) the preparation of certificates for the Units, the Notes, the Guarantees, the Warrants and the Warrant Shares (including, without limitation, printing and engraving thereof),
(vii) the fees, disbursements and expenses of the Company's and the Guarantors's counsel and accountants, (viii) all fees and expenses (including fees and expenses of counsel) of the Company and the Guarantors in connection with the approval of the Notes by DTC for "book entry" transfer, (ix) rating the Notes by the rating agencies, (x) the reasonable fees and expenses of the Trustee and its counsel, (xi) the reasonable fees and expenses of the Warrant Agent and its counsel, (xii) the performance by the Company and the Guarantors of their other obligations under this Agreement, the Registration Rights Agreement, the Indenture, the Notes, the Warrant Agreement and the Warrants and the consummation of the transactions contemplated hereby and thereby and (xiii) "road show" travel and other expenses incurred in connection with the marketing and sale of the Units, the Notes, the Guarantees, the Warrants and the Warrant Shares; provided that, except as provided in this Section 4(k) and in Section
        -------- ----
8(c), the Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of their counsel.

          (l) The Company and the Guarantors will apply the net proceeds from the sale of the Units as set forth under the caption "Use of Proceeds" in the Definitive Memorandum.

          (m) The Company and the Guarantors will not (and will direct their affiliates not to) take, directly or indirectly, any action that is designed, or might reasonably be expected, to cause or result in the stabilization or manipulation of the price of any security of the Company and the Guarantors to facilitate the sale or resale of the Units.

          (n) During the period beginning from the date hereof and continuing to and including the date which is 180 days after the Closing Date, neither the Company nor any affiliate thereof shall sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of the sale of any "security" (as defined in Section 2(1) of the Securities Act) of the same or a similar class as the Units, the Notes, the Guarantees, the Warrants and the Warrant Shares, other than as contemplated by the Registration Rights Agreement.

          (o) The Company and the Guarantors will use their reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Units.

          (p) The Company will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities
Act) that would be integrated with the sale of the Units, the Notes, the Guarantees, the Warrants and the Warrant Shares, in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers or the resale by the Initial Purchasers to the Qualified Institutional Buyers or the Accredited Investors of the Units, the Notes, the Guarantees, the Warrants and the Warrant Shares or to take any action that would result in the resales by the Initial Purchasers not being exempt from registration under the Securities Act.

          (q) To comply with all of their agreements set forth in the Registration Rights Agreement and all agreements set forth in the representations letter of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

          (r) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon as they have been prepared in the ordinary course by the Company and the Guarantors, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

     5.   Indemnification

          (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees and each person, if any, who controls such Initial Purchaser, now or hereafter, and their directors, officers and employees within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act (the Initial Purchasers and each such person being sometimes hereafter referred to as an "Indemnified Person"), from and against any and all losses, claims, damages, awards, liabilities and judgments (collectively, "Losses") arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or in any amendments thereof or supplements thereto (including, without limitation, the financial statements, accounting and statistical data included therein and the related notes thereto), or by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Losses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission based upon the information relating to such Initial Purchaser furnished by it to the Company and the Guarantors expressly for use therein and used in conformity therewith. This indemnity is and will be in addition to any liability which the Company and the Guarantors otherwise may have.

          (b) In case any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Person, or notice of any such claim is received, with respect to which indemnity may be sought against the Company or the Guarantors, such Indemnified Person shall promptly notify the Company and the Guarantors in writing and the Company and the Guarantors shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and the payment of all reasonable fees and expenses of such defense; provided that the failure by
                                                  --------
any such Indemnified Person to so notify the Company and the Guarantors shall not relieve the Company and the Guarantors of their indemnification obligations under Sections 5(a) and (b) hereof, except to the extent that the Company and the Guarantors are materially prejudiced or forfeit substantive rights and defenses by reason of such failure. Such Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the employment of such counsel has been authorized in writing by the Company and the Guarantors, (ii) the Company and the Guarantors have failed promptly to assume the defense and employ counsel (reasonably satisfactory to such Indemnified Person), or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and the Company or the Guarantors, and such Indemnified Person shall have been advised by such counsel that there may be one or more legal defenses available to such

Indemnified Person that are different from or additional to those available to the Company or the Guarantors, as the case may be, and in the reasonable judgment of such counsel it is advisable for such Indemnified Party to employ separate counsel (in all of which cases, if such Indemnified Person notifies the Company and the Guarantors in writing that it elects to employ separate counsel at the expense of the Company and the Guarantors, the Company and the Guarantors shall not have the right to assume the defense of such action on behalf such Indemnified Person; it being understood, however, that the Company and the Guarantors shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for such Indemnified Person and any other Indemnified Persons, which firm shall be designated in writing by such Indemnified Persons (which shall be reasonably satisfactory to the Company and the Guarantors) and that all such fees and expenses shall be reimbursed promptly as they are billed. The Company and the Guarantors shall not be liable for any settlement of any such action or proceeding effected without their written consent (not to be unreasonably withheld) and if settled with their written consent or if there is a final, unappealable judgment for the plaintiff, the Company and the Guarantors agree to jointly and severally indemnify and hold harmless such Indemnified Persons from and against any loss or liability by reason of such settlement or judgment. Without limiting the generality of the foregoing, the Company and the Guarantors shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or has been threatened to be made a party where indemnity could have been sought hereunder by such Indemnified Person unless the Company and the Guarantors shall have obtained the prior written consent of such Indemnified Person (not to be unreasonably withheld); provided, however, that the Company and the Guarantors may effect such a settlement without the consent of such Indemnified Person if such settlement includes an unconditional release of such Indemnified Person from all liability for claims that are the subject matter of such proceeding or the Company and the Guarantors indemnify such Indemnified Person in writing and post a bond for an amount equal to the maximum liability for all such claims as contemplated above or provide other security for such indemnity as shall be reasonably satisfactory to such Indemnified Person.

          (c) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, their directors, officers and employees and each person, if any, controlling the Company and the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all Losses to the same extent as the foregoing indemnity from the Company and the Guarantors to the Initial Purchasers but only with respect to information relating to such Initial Purchaser furnished in writing by such Initial Purchaser expressly for use in the Offering Memorandum or any amendment thereof or supplement thereto and used in conformity therewith; provided, however, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by the Initial Purchaser in connection with the sale of the Notes, as set forth on the cover page of the Offering Memorandum. In case any action or proceeding shall be brought against the Company and the Guarantors, any of their directors, any of their officers or any such controlling person based on the Offering Memorandum or any amendment thereof or supplement thereto and in respect of which indemnity may be sought against an Initial Purchaser, such Initial Purchaser shall have the same rights and duties as are given to the Company and the Guarantors by Section 5(b) hereof (except that if the Company and the Guarantors shall have assumed the defense thereof, such Initial Purchaser shall not be required to do so, and in such case such Initial Purchaser may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at such Initial Purchaser's expense), and the Company and the Guarantors, their directors, officers and employees and each such controlling person shall have the same rights and duties as are given to such Initial Purchaser by Section 5(b) hereof.

          (d) If the indemnification provided for in this Section 5 is unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any Losses (other than by reason of exceptions provided in such Section), then the party who would otherwise be responsible for such indemnification, in lieu of, or in addition to, indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors and an Initial Purchaser shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company and the Guarantors, and the total discounts and commissions received by such Initial Purchasers, bear to the total price of the Notes to investors, in each case as set forth in the table on the cover page of the Definitive Memorandum. The relative fault of the Company and the Guarantors and such Initial Purchaser shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or such Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of Losses shall be deemed to include, subject to the limitations set forth above, any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, each Initial Purchaser shall not be required to contribute any amount in excess of the amount of the total discount applicable to the Units purchased by such Initial Purchaser. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each director, officer and employee of an Initial Purchaser or the Company and the Guarantors, and each person, if any, who controls an Initial Purchaser or the Company and the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as such Initial Purchaser or the Company and the Guarantors, as the case may be.

     6.   Conditions of the Initial Purchasers' Obligations

     The Initial Purchasers' obligations to purchase and pay for the Units shall be subject to (i) the accuracy of the representations and warranties of the Company and the Guarantors herein contained as of the date hereof and as of the Closing Date, (ii) the absence in any certificates, opinions, written statements or letters furnished pursuant to this Section 6 to the Initial Purchasers or to their counsel, of any qualification or limitation not previously approved by the Initial Purchasers, (iii) the performance by the Company and the Guarantors of their obligations hereunder required to be performed on or prior to the Closing Date, and (iv) the following additional conditions:

          (a) Since the date of the latest balance sheet included in the Definitive Memorandum: (i) there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company or the Guarantors from that set forth in or contemplated by the Definitive Memorandum, (ii) the Company shall have no liability or obligation, direct or contingent, that is material to the Company and the Guarantors, taken as a whole, other than those reflected in the Definitive Memorandum; and (iii) there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the financial condition, business, properties, prospects, oil and gas reserves, net worth or results of operations of the Company and the Guarantors taken as a whole, except, in each case, as expressly described in the Definitive Memorandum.

          (b) The representations and warranties made by the Company and the Guarantors herein shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; and the Company and the Guarantors shall have complied in all material respects with all agreements hereunder required to be performed by the Company and the Guarantors.

          (c) As to each Initial Purchaser, the purchase of and payment for the Units to be purchased by such Initial Purchaser hereunder shall not be prohibited or enjoined (temporarily or permanently) by any applicable law or governmental regulation, order or other restriction.

          (d) The Definitive Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Notes in any jurisdiction referred to in
Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (e) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Notes; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company and the Guarantors, threatened against, the Company, the Guarantors or any of their respective subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably by expected to have a Material Adverse Effect, on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole.

          (f) On the Closing Date, the Initial Purchasers shall have received the opinions of each of William S. Clarke, P.A. and Pray, Walker, Jackman, Williamson & Marlar, counsel to the Company, dated the Closing Date, addressed to the Initial Purchasers, and in each in form and scope reasonably satisfactory to the Initial Purchasers' counsel, substantially as set forth in Exhibits C-1 and C-2 hereto, respectively.

          (g) On the Closing Date, the Initial Purchasers shall have received a certificate, dated the Closing Date, signed by each of the Chairman of the Board and Chief Financial Officer or the President and the Chief Financial Officer of the Company and the Guarantors, and such other certificates of executive officers as the Initial Purchasers may specify confirming the matters set forth in paragraphs (a) and (b) of this Section 6.

          (h) On the Closing Date, the Initial Purchasers shall have received from Andrews & Kurth l.l.p., an opinion, dated the Closing Date, addressed to the Initial Purchasers, with respect to the Company, the Guarantors, the Offering Memorandum, the offer, sale and resale of the Units and other related matters as the Initial Purchasers reasonably may require, and the Company shall have furnished to such firm such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (i) Concurrently with the execution and delivery of this Agreement, the Initial Purchasers shall have received from Coopers & Lybrand L.L.P., and on the Closing Date, the Initial Purchasers shall have received from Coopers & Lybrand L.L.P., a letter addressed to the Initial Purchasers, dated the date of its delivery, substantially in the form and to the effect and with respect to such matters as shall have been previously agreed upon by the Initial Purchasers.

          (j) Concurrently with the execution and delivery of this Agreement, the Initial

Purchasers shall have received from LKA, and on the Closing Date, the Initial Purchasers shall have received from LKA, a letter addressed to the Initial Purchasers, dated the date of its delivery, substantially in the form and to the effect and with respect to such matters as shall have been previously agreed upon by the Initial Purchasers.

          (k) On the Closing Date, the Company and the Guarantors shall have executed and delivered the Registration Rights Agreement and the Indenture; and the Company shall have executed the Warrant Agreement.

          (l) On or prior to the Closing Date, the Amended Credit Facility shall have been executed and delivered by the Company and the banks executing same, and providing for an available borrowings in an amount of at least $30 million after the Closing.

          (m) Simultaneously with the Closing, the HS Acquisition shall have been consummated as described in the Offering Memorandum.

          (n) On the Closing Date, the Notes shall be rated at least B3 by Moody's and B by S&P, and the Company shall have delivered to the Initial Purchasers a letter dated the Closing Date, from each such rating agency, or other evidence satisfactory to the Initial Purchasers, confirming that the Notes have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Notes or any of the Company's other securities by any nationally recognized securities rating agency, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes or any of the Company's other securities.

          (o) Prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers reasonably may request in writing.

     If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Initial Purchasers or to their counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and scope in all material respects to the Initial Purchasers and to their counsel, all of the Initial Purchasers' obligations hereunder may be canceled by them at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company and the Guarantors in writing or by telephone, telecopy, telex or telegraph, confirmed in writing.

     7.   Effective Date of Agreement of Termination

          (a) This Agreement shall become effective upon its execution by all parties hereto.

          (b) This Agreement may be terminated in the absolute discretion of the Initial Purchasers at any time prior to the Closing Date by the Initial Purchasers upon notice to the

Company and the Guarantors if (a) any of the following has occurred: (i) since the respective dates as of which information is provided in the Definitive Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, which would, in the Initial Purchasers' reasonable judgment, make it impracticable to market the Notes on the terms and in the manner contemplated in the Offering Memorandum; (ii) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the future materially disrupt, the securities markets; (iii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Initial Purchasers, inadvisable to proceed with the offering; (iv) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Initial Purchasers, inadvisable or impracticable to market the Notes; (v) if trading in the Common Stock of the Company has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the Nasdaq Stock Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; (vi) if a banking moratorium has been declared by any state or Federal authority; or (vii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in the Initial Purchasers' reasonable judgment could have a material adverse effect on the financial markets in the United States; or (b) at or before the Closing Date, that any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement.

          (c) If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Initial Purchaser, and no Initial Purchaser shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Initial Purchasers because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Units or in contemplation of performing their obligations hereunder and (z) no Initial Purchaser who shall have failed or refused to purchase the Units agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Initial Purchasers for damages occasioned by its failure or refusal.

     8.   Miscellaneous

          (a) Notices given pursuant to any provision of this Agreement shall be given by facsimile transmission or by notice in writing hand delivered or by certified mail, postage prepaid, return receipt requested. All such notices shall be sent to the facsimile transmission number or address (as the case may be) as follows:


          (a)       if to the Company or any Guarantor, to:

                    Gothic Energy Corporation
                    5727 South Lewis Avenue, Suite 700
                    Tulsa, Oklahoma 74105-7148
                    Attention: President
                    Fax Number: (918) 749-5882

                    with copies to:

                    William S. Clarke, P.A.
                    457 North Harrison Street, Suite 103
                    Princeton, New Jersey  08540
                    Fax Number:  (609) 921-3933

                    Pray, Walker, Jackman Williamson & Marlar
                    100 West 5th Street
                    Oneok Plaza
                    Tulsa, Oklahoma  74103-4218
                    Attention:  C. Brett Crane
                    Fax Number:  (918) 581-5599

          (b)       if to the Initial Purchasers, to:

                    Oppenheimer & Co., Inc.
                    1600 Smith, Suite 3100
                    Houston, Texas 77002
                    Attention: William H. Bauch
                    Fax Number: (713) 650-7670

                    Banc One Capital Corporation
                    300 Crescent Court, Suite 1600
                    Dallas, Texas  75201
                    Attention;  Earle J. Bensing
                    Fax Number:  (214) 979-4355

                    and

                    Paribas Corporation
                    787 Seventh Avenue, 30th Floor
                    New York, New York  10019
                    Attention:  Robert Howard
                    Fax Number:  (212) 841-3187
                    with a copy to:

                    Andrews & Kurth L.L.P.
                    4200 Texas Commerce Tower
                    Houston, Texas  77002
                    Attention: James M. Prince, Esq.
                    Fax Number:  (713) 220-4285


          (b) The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the Guarantors and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Units, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the officers or directors of any of the Company and the Guarantors or any controlling person of the Company and the Guarantors and (ii) acceptance of the Notes and payment for them hereunder. The respective agreements, indemnities and other statements set forth in Sections 4(k) and 5 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          (c) Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company and the Guarantors, their respective directors and officers, the Initial Purchasers, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement.
The term "successors and assigns" shall not include a purchaser of any of the Units from the Initial Purchasers merely because of such purchase. Notwithstanding the foregoing it is expressly understood and agreed that each purchaser of the Units from the Initial Purchasers is intended to be a beneficiary of the Company's and the Guarantors's covenants contained in the Registration Rights Agreement to the same extent as if the Units were sold and those covenants were made directly to such purchaser by the Company and the Guarantors, and each such purchaser shall have the right to take action against either of the Company and the Guarantors to enforce, and obtain monetary recovery for damages resulting from any breach of, those covenants.

          (d) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to instruments made and performed wholly in such state and without regard to the choice of law provisions of such state.

          (e) This Agreement may be signed in counterparts, all of which taken together shall constitute but one and the same original instrument.

     Please confirm that the foregoing correctly sets forth the mutual agreement and understanding between the Company, the Guarantors and the Initial Purchasers as to the subject matter herein set forth.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above:



                              Very truly yours,


                              GOTHIC ENERGY CORPORATION


                              By:
                                 ------------------------------------
                                 Michael K. Paulk
                                 President



                              Guarantors:


                              GOTHIC GAS CORPORATION


                              By:
                                 ------------------------------------
                                 Michael K. Paulk
                                 President



                              GOTHIC ENERGY OF TEXAS,
                              INC.


                              By:
                                 ------------------------------------
                                 Michael K. Paulk
                                 President

Accepted and agreed to as of
the first date written above


OPPENHEIMER & CO. INC.


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


BANC ONE CAPITAL CORPORATION


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------


PARIBAS CORPORATION


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

                                  SCHEDULE I




                                                       Number of Units..........


Oppenheimer & Co., Inc........................................  82,500
Banc One Capital Corporation..................................  12,500
Paribas Corporation...........................................   5,000
                                                               -------
               Total.......................................... 100,000

                                                                       EXHIBIT A



                    [Form of Registration Rights Agreement]

                                                                       EXHIBIT B



                           GOTHIC ENERGY CORPORATION

                           CERTAIN EQUITY INTERESTS


1. Warrants held by Norse Exploration, Inc. and Norse Pipeline, Inc. to purchase 200,000 shares of Common Stock at $2.50 per share expiring February 18, 1999.

                                                                     EXHIBIT C-1


                  FORM OF OPINION OF WILLIAM S. CLARKE, P.C.


          (i) The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Offering Memorandum or pursuant to the exercise of convertible securities or options referred to in the Offering Memorandum); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

          (ii) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

          (iii) The Indenture has been duly authorized, executed and delivered by each of the Company and the Guarantors and assuming the due authorization, execution and delivery thereof by the Trustee, the Indenture constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (iv) The Guarantees are in the form contemplated in the Indenture, and assuming the due authorization, execution and delivery of the Indenture by the Trustee and the notation of the Guarantees on the Unit certificates, including the Notes by the Guarantors and the due authentication of the Unit certificates, including the Notes and the Guarantee notation thereon by the Trustee, each of the Guarantees have been duly authorized, executed and delivered by each of the respective Guarantors and (assuming the due authorization, the respective Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                                                                     EXHIBIT C-1


          (v) The Unit certificates are in the form contemplated by the Indenture, have been duly authorized by the Company and, assuming that the Unit certificates have been duly authenticated by the Trustee in the manner described in its certificate delivered to you today (which fact such counsel need not determine by an inspection of the Notes), the Notes evidenced by the Unit certificates have been duly executed, issued and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and the holders of the Notes will be entitled to the benefits of the Indenture.

          (vi) The Units, the Notes, the Guarantees and the Indenture conform as to legal matters in all material respects to the descriptions thereof contained in the Offering Memorandum and the statements set forth under the headings "Description of the Units" and "Description of Notes" in the Offering Memorandum, insofar as such statements purport to summarize certain provisions of the Notes and the Indenture, provide a fair summary of such provisions.

          (vii) The Warrants have been duly and validly authorized by all necessary corporate action, and when the Unit certificates have been duly issued, sold and delivered by the Company in the manner contemplated in the Indenture, the Unit certificates will evidence ownership of Warrants that will constitute valid and binding obligations of the Company entitled to the benefits of the Warrant Agreement and enforceable against the Company in accordance with their terms, except insofar as the enforcement thereof may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws now or hereafter in effect relating to creditors' rights and remedies generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The Warrants conform in all material respects to the description thereof set forth in the Definitive Memorandum.

          (viii) The Warrant Agreement has been duly and validly authorized, executed and delivered by the Company and, upon execution and delivery by the Warrant Agent thereunder, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except insofar as the enforcement thereof may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The Warrant Agreement conforms in all material respects to the description thereof set forth in the Definitive Memorandum.

                                                                     EXHIBIT C-1


          (ix) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors (assuming the due authorization, execution and delivery thereof by parties thereto other than the Company and the Guarantors) and constitutes a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          (x) Assuming the accuracy and completeness of the representations and warranties and compliance with the agreements contained herein, no registration of the Units, the Notes or the Warrants under the Securities Act is required for the offer and sale by the Initial Purchaser of the Units, the Notes or the Warrants in the manner contemplated by this Agreement.

          (xi) To the best of my knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

          (xii) The information in the Offering Memorandum under "Description of the Notes," "Description of the Units," "Description of the Warrants" and "Description of Capital Stock," to the extent that they constitute matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

          (xiii) All descriptions in the Offering Memorandum of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that would be required to be described or referred to in the Offering Memorandum that are not described therein if the Offering Memorandum were filed as a prospectus constituting a part of a registration statement of the Company under the 1933 Act, and the descriptions thereof or references thereto are correct in all material respects.

          (xiv)   To the best of our knowledge, no default by the Company or any

                                                                     EXHIBIT C-1


subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Offering Memorandum.

          (xv) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the Securities Act and the regulations promulgated thereunder, which have been obtained, or as may be required under the securities or blue sky laws of the various states) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or the due execution, delivery or performance of the Indenture, the Registration Rights Agreement, and the Warrant Agreement by the Company and each of the Guarantors or for the offering, issuance, sale or delivery of the Units.

          (xvi) The execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Warrant Agreement and the Warrants and the consummation of the transactions contemplated thereby (including the issuance and sale of the Units and the use of the proceeds from the sale of the Units as described in the Offering Memorandum under the caption "Use Of Proceeds") and compliance by the Company and each of the Guarantors with their obligations under the Purchase Agreement, the Notes, the Guarantees, the Warrant Agreement, the Warrants and the Registration Rights Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

          (xvii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

     Nothing has come to my attention that would lead me to believe that the Offering Memorandum or any amendment or supplement thereto (except for financial statements and schedules, proved reserve information and other financial and reserve data included therein or omitted therefrom, as to which we need make no statement) contained an untrue statement of a

                                                                     EXHIBIT C-1


material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Offering Memorandum or any amendment or supplement thereto (except for financial statements and schedules, proved reserve information and other financial data included or incorporated by reference therein or omitted therefrom, as to which I need make no statement), at the time the Offering Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at the time of Closing, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely (i) as to matters of fact (but not as to legal conclusions), to the extent deemed proper, on certificates of responsible officers of the Company and public officials and (ii) as to matters of Oklahoma law, on the opinion of Pray, Walker, Jackman, Williamson & Marlar, issued pursuant to this Agreement. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                     EXHIBIT C-2

                              FORM OF OPINION OF
                  PRAY, WALKER, JACKMAN, WILLIAMSON & MARLAR


          (i) Each of the Company and the Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Oklahoma.

          (ii) Each of the Company and the Guarantors has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement.

          (iii) Each of the Company and the Guarantors is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (iv) The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights under the certificate of incorporation or bylaws of the Company.

          (v) The Warrant Shares have been duly authorized and reserved for issuance by the Company, and when issued, sold and delivered by the Company pursuant to the Warrant Agreement against payment therefor, will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive rights and will conform to the description of the Common Stock contained in the Definitive Memorandum.

          (vi) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vii) In a properly presented action or proceeding arising out of or related to the Indenture in any court in the State of Oklahoma or in any federal court sitting in the State of Oklahoma, such court should recognize, honor and give effect to the choice of the substantive law of the State of New York to govern the Indenture. We are unaware of any Oklahoma court decisions finding terms and provisions similar to those set forth in the Indenture to be offensive to the public policy of the State of Oklahoma, but we have not reviewed the laws of the State of New York to determine if any particular law therein would be offensive to the public policy of the State of Oklahoma.

          (viii) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

          (ix) The information in the Offering Memorandum under "Business and Properties --Regulation" to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

          (x) To the best of our knowledge, there are no statutes or regulations that would required to be described in the Offering Memorandum that are not described therein if the Offering Memorandum were filed as a prospectus constituting a part of a registration statement of the Company under the 1933 Act.

          (xi) All descriptions in the Offering Memorandum of contracts and other documents under "Business and Properties --Regulation" to which the Company or its subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that would be required to be described or referred to in the Offering Memorandum that are not described therein if the Offering Memorandum were filed as a prospectus constituting a part of a registration statement of the Company under the 1933 Act, and the descriptions thereof or references thereto are correct in all material respects.

          (xii) To the best of our knowledge, neither the Company nor any subsidiary is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Offering Memorandum.

          (xiii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the Securities Act and the regulations promulgated thereunder, which have been obtained, or as may be required under the securities or blue sky laws of the various states) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or the due execution, delivery or performance of the Indenture and the Registration Rights Agreement by the Company and each of the Guarantors or the due execution, delivery or performance of the Warrant Agreement by the Company or for the offering, issuance, sale or delivery of the Units.

          (xiv) The execution, delivery and performance of the Purchase Agreement, the Indenture and the Notes and the consummation of the transactions contemplated in the Purchase Agreement, the Warrant Agreement and the Registration Rights Agreement (including the issuance and sale of the Notes and the use of the proceeds from the sale of the Notes as described in the Offering Memorandum under the caption "Use Of Proceeds") and compliance by the Company and each of the Guarantors with their obligations under the Purchase Agreement, the Notes, the Warrant Agreement, the Warrants and the Registration Rights Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations.

     Nothing has come to our attention that would lead us to believe that the Offering Memorandum or any amendment or supplement thereto (except for financial statements and schedules, proved reserve information and other financial and reserve data included therein or omitted therefrom, as to which we need make no statement) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Offering Memorandum or any amendment or supplement thereto (except for financial statements and schedules, proved reserve information and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Offering Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at the time of Closing, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the

Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).